                                 EXHIBIT 10

                    THIRD AMENDMENT TO CREDIT AGREEMENT

                  THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of November 4, 1996, among U.S. HOME CORPORATION, a Delaware corporation (the "Borrower"), the Lenders that are parties to the Credit Agreement (as hereinafter defined) and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (the "Agent").
                                 RECITALS:

                  A. The Borrower, the Lenders and the Agent have previously entered into that certain Credit Agreement, dated as of September 29, 1995, that certain Consent and First Amendment to Credit Agreement, dated as of February 9, 1996, and that certain Second Amendment to Credit Agreement, dated as of September 25, 1996 (such Credit Agreement, as so amended, being herein referred to as the "Credit Agreement").


                  B.    The parties hereto desire to amend the Credit
Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto, intending to be legally bound, agree as follows:

                  1.    DEFINITIONS

                  1.1 In addition to the terms defined herein, capitalized terms used in this Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

                  2.    AMENDMENT OF SECTION 7.2

                  2.1 Section 7.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "7.2. Use of Proceeds. Subject to the provisions of this Agreement, the Borrower will use the proceeds of the Advances for
          general corporate purposes (including payment of   reimbursement
          obligations with respect to Facility Letters of Credit), and to repay outstanding Advances and to engage in the transactions otherwise permitted by this Agreement. Except as permitted by Sections 8.6, 8.9 and 8.11 and otherwise permitted by this Agreement, the Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U) or, except as otherwise permitted by this Agreement, to purchase any securities in any transaction that is subject to Sections 13 and 14 of the Securities Exchange Act of 1934, as amended. The

          Borrower will not permit any Non-Borrowing Subsidiaries to receive, whether by loan or other Investment, or otherwise to use any proceeds of, any Advance if the effect thereof would be to increase the Investments of the Borrower or any Guarantor in any Non-Borrowing Subsidiaries to an amount (in the aggregate) in excess of such Investments as of August 31, 1995; provided that the Borrower and the Guarantors may (i) make advances or loans to or other Investments in Non-Borrowing Subsidiaries in an amount not to exceed the aggregate amount of all advances, loans or other Investments made by the Non-Borrowing Subsidiaries to the Borrower after August 31, 1995 which have not been repaid to such Non-Borrowing Subsidiaries and (ii) make Investments in the Non-Borrowing Subsidiaries permitted under Section 8.6." 3. AMENDMENT OF SECTION 8.1

                  3.1 Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "8.1. Dividends. The Borrower will not, nor will it permit any Significant Guarantor to, declare or pay any dividends on its capital stock (other than dividends payable in (a) its own capital stock or (b) rights to acquire its own capital stock or the capital stock of another Person), except that any Significant Guarantor may declare and pay dividends to the Borrower or to a Wholly-Owned Subsidiary."

                  4.    AMENDMENT OF SECTION 8.6

                  4.1 Clause (xv) of Section 8.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(xv)   The purchase, repurchase,  repayment,  prepayment,
               redemption or other acquisition of (i) any of the Borrower's capital stock and Convertible Subordinated Notes involving expenditures (from and after the date hereof) not to exceed $20,000,000 in the aggregate and as otherwise permitted under Sections 8.9 and 8.11 hereof and (ii) rights issued by the Borrower under a rights plan (the "Rights Plan"); provided, that, the redemption price per right to be redeemed shall not exceed $.01."

                  5.    AMENDMENT OF SECTION 8.9

                  5.1 Section 8.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "8.9    Redemption. The Borrower will not purchase or
                  redeem any of its capital stock heretofore or hereafter issued, except that the Borrower may (x) purchase or redeem its capital stock (i) to the extent that the consideration for such redemption or purchase is limited to capital stock of the Borrower or (ii) if the consideration for such purchase or redemption (A) is other than capital stock of the Borrower and (B) does not exceed, in the aggregate for all such purchases and redemptions, and all purchases, repurchases, repayments, prepayments, redemptions or other acquisitions of the Convertible Subordinated Notes, from and after the date hereof, $20,000,000 and (y) purchase or redeem the rights issued under the Rights Plan."

                  6.    AMENDMENT OF SECTION 8.11

                  6.1 Section 8.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  8.11. Subordinated Indebtedness.    The Borrower will
                  not, nor will it permit any Significant Guarantor to, make any amendment or modification to the subordination provisions of any indenture, note or other agreement evidencing or governing any Subordinated Indebtedness, or directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness; provided, however, that the foregoing shall not prohibit (i) the conversion of the Convertible Subordinated Notes in accordance with the Indenture dated as of November 3, 1993 or an amendment permitting such conversion at a lower conversion price than is therein provided, (ii) the repayment or prepayment of Subordinated Indebtedness solely from the net proceeds of other Subordinated Indebtedness or from capital stock or (iii) the purchase, repurchase, repayment, prepayment, redemption or other acquisition of the Borrower's capital stock and Convertible Subordinated Notes involving expenditures (from and after the date hereof) not to exceed $20,000,000 in the aggregate.

                  7.    ADDITIONAL REQUIREMENTS

                  On or before the execution and delivery of this Amendment, the Borrower shall:

                  7.1 deliver to the Agent the Consent of the Guarantors in the form attached to this Amendment;

                  7.2 deliver to the Agent the favorable opinion of the Borrower's counsel, Kaye, Scholer, Fierman, Hays & Handler, LLP, substantially in the form of Exhibit "A" to this Amendment.

                  8.    MISCELLANEOUS

                  8.1 This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  8.2 In all respects, including all matters of construction, validity and performance, this Amendment shall be construed in accordance with the internal laws (and not the laws of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

                 IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

                           U.S. HOME CORPORATION


                           By: /s/ Thomas A. Napoli
                               --------------------------
                               Thomas A. Napoli
                               Vice President - Finance and Chief
                               Financial Officer



                           LENDERS:


                           THE FIRST NATIONAL BANK OF CHICAGO,
                           Individually and as Agent


                           By:  /s/ James D. Benko
                                --------------------------
                           Name: James D. Benko
                           Title: Assistant Vice President


                           GUARANTY FEDERAL BANK, F.S.B.


                           By: /s/ Richard V. Thompson
                               ----------------------------
                               Name:   Richard V. Thompson
                               Title:  Vice President

                           CREDIT LYONNAIS NEW YORK BRANCH


                           By:  /s/ Robert Ivosevich
                                -------------------------
                           Name:  Robert Ivosevich
                           Title: Senior Vice President


                           BANK ONE, ARIZONA, NA


                           By:  /s/  Rhonda R. Williams
                                ----------------------------
                           Name:  Rhonda R. Williams
                           Title: Vice President


                           COMERICA BANK, a Michigan corporation


                           By: /s/ David J. Campbell
                               ---------------------------------
                               Name:   David J. Campbell
                               Title:  Vice President

                           CONSENT OF GUARANTORS


                        The undersigned, being the Guarantors under the above-referenced Credit Agreement, do hereby consent to the foregoing Third Amendment to Credit Agreement.


                           CANTERBURY CORPORATION


                           By: /s/ Thomas A. Napoli
                               ---------------------------
                               Thomas A. Napoli
                               Vice President


                           COUNTRYPLACE GOLF COURSE, INC.


                           By: /s/ Thomas A. Napoli
                               ----------------------------
                               Thomas A. Napoli
                               Vice President


                           HOMECRAFT CORPORATION


                           By: /s/ Thomas A. Napoli
                               ------------------------------
                               Thomas A. Napoli
                               Vice President


                           IMPERIAL HOMES CORPORATION


                           By: /s/ Thomas A. Napoli
                               ------------------------------
                               Thomas A. Napoli
                               Vice President


                           LODGE HOLDINGS CORP.


                           By: /s/ Thomas A. Napoli
                               ------------------------------
                               Thomas A. Napoli
                               Vice President

                           OCEANPOINTE DEVELOPMENT CORPORATION


                           By: /s/ Thomas A. Napoli
                               -------------------------------
                               Thomas A. Napoli
                               Vice President


                           ORRIN THOMPSON CONSTRUCTION COMPANY


                           By: /s/ Thomas A. Napoli
                               ------------------------------
                               Thomas A. Napoli
                               Vice President


                           ORRIN THOMPSON HOMES CORP.


                           By: /s/ Thomas A. Napoli
                               ------------------------------
                               Thomas A. Napoli
                               Vice President


                           PAPARONE CONSTRUCTION CO.


                           By: /s/ Thomas A. Napoli
                               --------------------------------
                               Thomas A. Napoli
                               Vice President


                           RUTENBERG HOMES, INC. (FLORIDA)


                           By: /s/ Thomas A. Napoli
                               --------------------------------
                               Thomas A. Napoli
                               Vice President


                           RUTENBERG HOMES, INC. (TEXAS)


                           By: /s/ Thomas A. Napoli
                               ---------------------------------
                               Thomas A. Napoli
                               Vice President

                           STONEY CORPORATION


                           By: /s/ Thomas A. Napoli
                               ------------------------------------
                               Thomas A. Napoli
                               Vice President


                           USH CAPITAL CORPORATION


                           By: /s/ Thomas A. Napoli
                               -----------------------------------
                               Thomas A. Napoli
                               Vice President


                           USH CROSSCREEK, INC.


                           By: /s/ Thomas A. Napoli
                               -------------------------------------
                               Thomas A. Napoli
                               Vice President


                           USH EQUITY CORPORATION


                           By: /s/ Thomas A. Napoli
                               -----------------------------------
                               Thomas A. Napoli
                               Vice President


                           U.S. HOME CORPORATION OF NEW YORK


                           By: /s/ Thomas A. Napoli
                               ----------------------------------
                               Thomas A. Napoli
                               Vice President


                           U.S. HOME OF ARIZONA CONSTRUCTION CO.


                           By: /s/ Thomas A. Napoli
                               --------------------------------
                               Thomas A. Napoli
                               Vice President

                           U.S. HOME OF COLORADO REAL ESTATE, INC.


                           By: /s/ Thomas A. Napoli
                               -----------------------------------
                               Thomas A. Napoli
                               Vice President


                           U.S. HOME REALTY CORPORATION


                           By: /s/ Thomas A. Napoli
                               ------------------------------------
                               Thomas A. Napoli
                               Vice President


                           U.S. HOME REALTY, INC. (MARYLAND)


                           By: /s/ Thomas A. Napoli
                               -----------------------------------
                               Thomas A. Napoli
                               Vice President


                           U.S. HOME REALTY, INC. (TEXAS)


                           By: /s/ Thomas A. Napoli
                               -----------------------------------
                               Thomas A. Napoli
                               Vice President


                           U.S. HOME AND DEVELOPMENT CORPORATION


                           By: /s/ Thomas A. Napoli
                               -----------------------------------
                               Thomas A. Napoli
                               Vice President


                           U.S.H. CORPORATION OF NEW YORK


                           By: /s/ Thomas A. Napoli
                               ---------------------------------
                               Thomas A. Napoli
                               Vice President

                           U.S.H. LOS PRADOS, INC.


                           By: /s/ Thomas A. Napoli
                               ---------------------------------
                               Thomas A. Napoli
                               Vice President

                                                                Exhibit A


               [Kaye, Scholer, Fierman, Hays & Handler, LLP]


                            __________ __, 1996



          The First National Bank of Chicago,
            as Agent
          One First National Plaza
          Chicago, Illinois 60670


          Ladies and Gentlemen:

     We have acted as counsel to U.S. Home Corporation, a Delaware corporation (the "Borrower"), in connection with the preparation, execution and delivery of the Third Amendment to Credit Agreement, dated as of __________ __, 1996 (the "Third Amendment"), among the Borrower, the lenders named therein and you, as agent (the "Agent"). Capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement, dated as of September 29, 1995, among the Borrower, certain lenders and the Agent, as amended from time to time.

     We have examined such documents, instruments, records and certificates of public officials and officers of the Borrower, and have reviewed such questions of law, as we have deemed necessary or appropriate as a basis for the opinion set forth below. As to any facts material to our opinion, we have relied upon such documents, instruments, certificates and records.

     Based on the foregoing, and subject to the limitations, qualifications and exceptions set forth herein, in our opinion, the Third Amendment has been duly authorized, executed and delivered by the Borrower.

     The opinion set forth above is subject to the following assumptions and qualifications:

     We have assumed the Borrower is a corporation validly existing and in good standing under the laws of Delaware. We have also assumed the genuineness of all signatures, other than those of officers of the Borrower, the authenticity of all documents submitted to us as originals, and the conformity with the original documents of all documents submitted to us as reproduced copies, and the authenticity of all such latter documents.

     Our opinion is limited to the Delaware General Corporation Law.

     Our opinion is rendered solely for your information in connection with the foregoing, and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                      Very truly yours,